UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 7, 2011

Emmaus Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware                                              000-53072                                                  41-2254389
 (State or Other Jurisdiction)               (Commission File Number)              (IRS Employer Identification No.)
of Incorporation)

20725 S. Western Avenue, Suite 136, Torrance, CA 90501
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code    310-214-0065

 ____________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 7, 2011, Steve Warnecke resigned from the board of directors of Emmaus Holdings, Inc., including his positions on the audit, compensation and nominating and corporate governance committees of the board.    Mr. Warnecke’s resignation is for personal reasons and is not due to any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Emmaus Holdings, Inc.

Date: July 7, 2011

          By:    /s/ Yutaka Niihara
          Name:  Yutaka Niihara M.D., MPH.
          Title:    President and Chief Executive Officer